CAVANAL HILL FUNDS
Supplement dated May 8, 2009
to the
Bond Funds and Equity Funds Statement of Additional Information
dated January 1, 2009
This Supplement provides updated information regarding portfolio managers and supersedes any information to the contrary in the Statement of Additional Information dated January 1, 2009.
Change in Portfolio Manager
As the result of a restructuring of roles, effective May 8, 2009, Michael C. Schloss will serve as Equity Analyst and will no longer be portfolio manager of the U.S. Large Cap Equity Fund.
SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE.
CH-SP-SAI-0509